UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2021

Date of reporting period:	8/31/2021

Item 1 – Reports to Stockholders

PGIM NATIONAL MUNI FUND

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder: We hope you find the annual report for the PGIM National Muni Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM National Muni Fund

October 15, 2021

PGIM National Muni Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	0.21	2.09	3.49	—

(without sales charges)	3.58	2.76	3.83	—

Class C

(with sales charges)	1.71	1.93	3.03	—

(without sales charges)	2.71	1.93	3.03	—

Class Z

(without sales charges)	3.83	2.99	4.08	—

Class R6

(without sales charges)	3.91	N/A	N/A	4.13 (12/04/2017)

Bloomberg 1-15 Year Municipal Index

	2.53	2.90	3.33	—

Average Annual Total Returns as of 8/31/21 Since Inception (%)
Class R6

(12/04/2017)

Bloomberg 1-15 Year Municipal Index	3.90

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1-15 Year Municipal Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2011) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM National Muni Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg 1-15 Year Municipal Index—The Bloomberg 1–15 Year Municipal Index is a subset of the Bloomberg US Municipal Index that covers the USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Index contains bonds with maturities between 1 and 15 years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)

AAA	8.6

AA	42.7

A	31.7

BBB	12.9

BB	0.2

CCC	0.2

Not Rated	1.0

Cash/Cash Equivalents	2.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/21

	Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%

Class A	0.31	0.34	0.54	0.57	0.32	0.51	0.54

Class C	0.19	-0.45	-0.71	-0.76	-0.47	-0.75	-0.79

Class Z	0.35	0.58	0.92	0.98	0.42	0.67	0.71

Class R6	0.36	0.65	1.03	1.10	0.60	0.95	1.01

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

PGIM National Muni Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM National Muni Fund’s Class Z shares returned 3.83% in the 12-month reporting period that ended August 31, 2021, outperforming the 2.53% return of the Bloomberg 1-15 Year Municipal Index (the Index).

What were the market conditions?

•

Municipal securities exhibited solid performance during the reporting period, as the fixed income markets stabilized and eventually recovered from the market upheaval in the spring of 2020 that was triggered by the COVID-19 pandemic and related shutdowns. The Federal Reserve (the Fed) and the US Treasury took unprecedented steps to stabilize the markets, including establishing the Municipal Liquidity Facility that facilitated borrowing for issuers experiencing hardship and difficulty accessing the market. Direct federal aid was also provided to state and local governments to help offset lost revenues during the crisis. Mutual fund flows subsequently turned positive and have remained positive since then, with inflows from the beginning of 2021 through the end of the period totaling $83.5 billion, according to Lipper.

•

On the issuance front, supply was manageable during the period, contributing to a favorable supply-demand environment. For the full period, municipal bonds significantly outperformed Treasury bonds across the yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

During the period, the Fed kept the federal funds target rate in a range of 0.00%– 0.25%, and it is maintaining a very accommodative policy as the economic recovery continues. Tapering of asset purchases by the Fed is likely to commence by year-end and continue into 2022, but the specific timing and scale will depend on financial conditions. The municipal yield curve flattened during the period, as short-end rates rose while rates declined on the long end.

What worked?

•

The Fund’s longer duration versus the Index contributed positively to performance, as yields fell for much of the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

The Fund’s overweight compared to the Index in long-term municipal bonds added to performance, as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities narrowed.

•	The Fund’s overweight compared to the Index in tobacco settlement bonds contributed positively to performance as they outperformed.

•	The Fund’s overweight compared to the Index in BBB-rated credits, such as Illinois general obligation bonds and Chicago general obligation bonds, had a positive impact on results as spreads tightened.

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What didn’t work?

The Fund’s underweight to Metropolitan Transportation Agency New York bonds detracted, as spreads tightened during the reporting period.

Did the Fund use derivatives?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a positive impact on performance during the reporting period.

Current outlook

•

PGIM Fixed Income expects the strong technical environment will likely weaken a bit early in the reporting period, as net supply is expected to turn positive. However, PGIM Fixed Income expects this to be relatively short lived, believing that technicals likely will improve toward year-end with negative net supply. PGIM Fixed Income would view any spread widening during a softer technical period as an attractive buying opportunity.

•

In general, municipal credit is solidly positioned based on the strong economic rebound that began in the second half of 2020 and the significant amount of federal aid received via various stimulus packages. Near-term focus for the municipal market will be on Congress and the details of a final infrastructure bill. While inclusion of a Build America Bond type of program would be beneficial to issuers over time, PGIM Fixed Income would not anticipate a significant increase in taxable municipal issuance near term given the current health of the tax-exempt market. Municipal market participants will also pay close attention to any progress made toward resurrecting tax-exempt advance refundings for issuers. PGIM Fixed Income would not be surprised if these measures were excluded from a final infrastructure bill.

•

Finally, any increase in personal or corporate income tax rates to fund projects identified in a final infrastructure bill will add to the benefit of owning tax-exempt municipal bonds for a variety of constituents, in PGIM Fixed Income’s view.

PGIM National Muni Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM National Muni Fund		Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual Hypothetical	$1,000.00 $1,000.00	$1,023.00 $1,022.18	0.60% 0.60%	$3.06 $3.06
Class C	Actual Hypothetical	$1,000.00 $1,000.00	$1,018.50 $1,017.85	1.46% 1.46%	$7.43 $7.43
Class Z	Actual Hypothetical	$1,000.00 $1,000.00	$1,023.50 $1,023.39	0.36% 0.36%	$1.84 $1.84
Class R6	Actual Hypothetical	$1,000.00 $1,000.00	$1,023.90 $1,023.74	0.29% 0.29%	$1.48 $1.48

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM National Muni Fund    11

Schedule of Investments

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.8%

MUNICIPAL BONDS

Alabama 1.6%
Alabama Pub. Sch. & Clg. Auth. Rev.,
Social Bonds, Series A, Rfdg.	5.000%	11/01/28	1,265	$1,643,450
Black Belt Energy Gas Dist. Rev.,
Proj. No. 4, Series A-1 (Mandatory put date 12/01/25)	4.000(cc)	12/01/49	3,990	4,548,361
Proj. No. 5, Series A-1 (Mandatory put date 10/01/26)	4.000(cc)	10/01/49	3,000	3,486,600
Rfdg. (Mandatory put date 12/01/31)	4.000(cc)	06/01/51	2,000	2,496,660
Jefferson Cnty. Swr. Rev.,
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.000	10/01/44	500	550,635
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.250	10/01/48	500	552,225
Mobile Indl. Dev. Brd. Rev.,
Alabama Pwr. Co. Barry, Rmkt. (Mandatory put date 06/26/25)	1.000(cc)	06/01/34	1,000	1,013,480
Selma Indl. Dev. Brd. Rev.,
Int’l Paper Co. Proj., Series A, Rfdg. (Mandatory put date 06/16/25)	1.375(cc)	05/01/34	1,600	1,635,632
Southeast Energy Auth. Cooperative Dist. Rev.,
Proj. No. 1, Series A (Mandatory put date 10/01/28)	4.000(cc)	11/01/51	1,000	1,198,650

				17,125,693

Alaska 1.1%
Alaska Indl. Dev. & Export Auth. Rev.,
Tanana Chiefs Conference Proj., Series A	4.000	10/01/49	3,000	3,436,950
Tanana Chiefs Conference Proj., Series A	5.000	10/01/31	1,555	2,006,494
Alaska Muni. Bond Bank Auth. Rev., Rfdg.	5.000	12/01/26	1,350	1,643,936
Northern Tob. Secur. Corp. Rev., Sr. Series A, Class 1, Rfdg.	5.000	06/01/29	1,000	1,301,510
Valdez Rev.,
Exxon Pipeline Co. Proj., Rfdg., FRDD (Mandatory put date 09/01/21)	0.010(cc)	10/01/25	2,500	2,500,000
Exxon Pipeline Co. Proj., Series C, Rfdg., FRDD (Mandatory put date 09/01/21)	0.010(cc)	12/01/33	500	500,000

				11,388,890

Arizona 3.3%
Arizona Hlth. Facs. Auth. Rev.,
Banner Hlth., Series B, 3 Month LIBOR + 0.810%	0.907(c)	01/01/37	2,280	2,289,648
Arizona Indl. Dev. Auth. Rev.,
Phoenix Children’s Hosp. Proj., Series A, Rfdg.(hh)	5.000	02/01/28	1,000	1,250,180

See Notes to Financial Statements.

PGIM National Muni Fund    13

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)
Arizona Indl. Dev. Auth. Rev., (cont’d.)
Phoenix Children’s Hosp., Series A	5.000%	02/01/29	650	$834,496
Phoenix Children’s Hosp., Series A	5.000	02/01/30	300	392,016
Chandler Indl. Dev. Auth. Rev.,
Intel Corp., AMT (Mandatory put date 06/03/24)	5.000(cc)	06/01/49	1,035	1,161,270
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Banner Hlth., Series A	5.000	01/01/41	1,000	1,234,020
Maricopa Cnty. Spl. HealthCare Dist.,
Series D, GO	5.000	07/01/28	850	1,084,277
Phoenix Civic Impvt. Corp. Rev.,
Jr. Lien, Series B, AMT	5.000	07/01/29	2,000	2,591,860
Series A, AMT	5.000	07/01/47	2,000	2,358,800
Sr. Lien, AMT	5.000	07/01/48	2,000	2,387,460
Sr. Lien, Rfdg., AMT	5.000	07/01/32	1,200	1,299,480
Pima Cnty. Indl. Dev. Auth. Rev.,
Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000	09/01/29	2,000	2,105,000
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
Forward Delivery Salt River Proj., Series A, Rfdg.(hh)	5.000	01/01/27	1,200	1,483,296
Forward Delivery, Series A, Rfdg.(hh)	5.000	01/01/28	875	1,111,329
Series A, Rfdg.	4.000	01/01/38	2,000	2,308,660
Salt Verde Finl. Corp. Rev.,
Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	2,800	3,704,232
Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	3,505	4,932,972
Sr. Gas Rev., Sr. Bonds	5.250	12/01/26	2,180	2,659,665

				35,188,661

California 10.1%
Alameda Corridor Trans. Auth. Rev.,
2nd Sub. Lien, Series B, Rfdg.	5.000	10/01/37	1,500	1,773,750
Anaheim Pub. Fing. Auth. Lease Rev.,
Sr. Pub. Impvts. Proj., Series A, AGM	6.000	09/01/24	4,945	5,340,748
Bay Area Toll Auth. Rev.,
Series F-1 (Pre-refunded date 04/01/27)(ee)	5.000	04/01/56	2,000	2,501,640
California Cnty. Tob. Secur. Agcy. Rev.,
Conv. Bonds, Asset Bkd., Series B, Rfdg.	5.100	06/01/28	610	616,710
California Hlth. Facs. Fing. Auth. Rev.,
Lucile Salter Packard Children’s Hosp. at Stanford, Series A, Rfdg.(hh)	4.000	05/15/51	2,500	2,876,900
Stanford Healthcare, Series A	5.000	08/15/54	1,000	1,162,850

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
California Infrast. & Econ. Dev. Bank Rev.,
Brightline West Passenger Rail Proj., Rmkt., Series A,
AMT (Mandatory put date 02/01/22), 144A	0.200%(cc)	01/01/50	1,550	$1,549,247
California Muni. Fin. Auth. Rev.,
Chevron USA Recovery Zone Bonds, Series A, FRDD (Mandatory put date 09/01/21)	0.010(cc)	11/01/35	1,375	1,375,000
CHF-Davis I, LLC, West Vlg. Student Hsg. Proj., BAM, TCRs	5.000	05/15/29	1,000	1,277,220
ExxonMobil Proj., Rfdg., FRDD (Mandatory put date 09/01/21)	0.020(cc)	12/01/29	5,920	5,920,000
Sr. Lien-LINXS APM Proj., AMT	5.000	12/31/43	2,750	3,341,663
Wste. Mgmt., Inc., Rmkt., Series A, AMT (Mandatory put date 12/01/23)	0.700(cc)	12/01/44	1,000	1,009,000
California St.,
GO	5.000	03/01/45	3,000	3,447,090
GO, Rfdg.	5.000	11/01/28	2,500	3,247,300
GO, Rfdg.	5.000	12/01/28	1,200	1,561,848
GO, Rfdg.	5.000	08/01/45	500	580,225
GO, Rfdg.	5.000	08/01/46	1,500	1,788,810
Var. Purp., GO	5.000	04/01/42	7,000	7,191,450
Var. Purp., GO	5.250	04/01/35	1,250	1,286,875
Var. Purp., GO, Rfdg.	5.000	09/01/41	4,250	4,265,725
Var. Purp., GO, Rfdg.	5.000	10/01/41	1,250	1,254,800
Var. Purp., GO, Rfdg.	5.000	10/01/47	3,000	3,547,920
California St. Pub. Wks. Brd. Lease Rev.,
Forward Delivery, Series A, Rfdg.(hh)	5.000	02/01/28	2,360	2,978,768
California St. Univ. Rev.,
Systemwide, Series A, Rfdg. (Pre-refunded date 11/01/21)(ee)	5.000	11/01/37	1,250	1,260,050
Golden St. Tob. Secur. Corp. Rev.,
Series A-1, Rfdg.	5.000	06/01/26	1,075	1,292,279
Series A-1, Rfdg.	5.000	06/01/28	3,255	4,017,744
Series A-1, Rfdg.	5.000	06/01/29	1,400	1,726,172
Series A-1, Rfdg.	5.000	06/01/30	1,820	2,284,136
Series A-1, Rfdg.	5.000	06/01/33	3,050	3,782,671
Series A-1, Rfdg.	5.000	06/01/35	1,545	1,884,220
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	1,140	1,592,740
Series A	5.500	11/15/37	1,000	1,500,940
Los Angeles Calif. Dept. Arpts. Rev.,
Los Angls. Int’l., Series A, AMT	5.000	05/15/29	2,000	2,156,560
Los Angls. Int’l., Series A, AMT	5.000	05/15/38	2,500	2,687,000

See Notes to Financial Statements.

PGIM National Muni Fund    15

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
Los Angeles Calif. Dept. Arpts. Rev., (cont’d.)
Sr. Series C, AMT	5.000%	05/15/28	1,075	$1,355,876
Sub. Los Angls. Int’l., Series A, AMT	5.250	05/15/48	1,000	1,240,190
Sub. P3 Proj., Series A, Rfdg., AMT	5.000	05/15/27	655	812,318
Los Angeles Dept. of Wtr. & Pwr. Wtr. Sys. Rev.,
Series B	5.000	07/01/34	2,500	2,718,350
M-S-R Energy Auth. Rev.,
Series A	6.500	11/01/39	2,000	3,290,900
Pittsburg Redev. Agcy.,
Los Medanos Cmnty. Dev. Proj., Tax Alloc., AMBAC, CABS	0.680(t)	08/01/25	2,000	1,947,500
Port of Oakland Rev.,
Sr. Lien, Series P, Rfdg., AMT (Pre-refunded date 05/01/33)(ee)	5.000	05/01/33	1,750	1,803,200
Riverside Cnty. Pub. Fing. Auth. Rev.,
Cap. Facs. Proj.	5.250	11/01/45	1,000	1,182,450
San Diego Cnty. Regl. Arpt. Auth. Rev.,
Sr. Series B, AMT	5.000	07/01/38	1,000	1,081,930
Sr. Series B, AMT	5.000	07/01/43	2,000	2,158,720
San Diego Cnty. Wtr. Auth. Rev.,
Green Bond, Series A, Rfdg.	5.000	05/01/28	750	968,040
San Francisco City & Cnty. Arpt. Commn. Rev.,
2nd Series A, Rfdg., AMT	5.250	05/01/33	1,000	1,081,470
Series A, Rfdg., AMT	5.000	05/01/31	3,000	4,007,520
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000	01/01/34	800	904,408

				108,632,923

Colorado 2.7%
Colorado Hlth. Facs. Auth. Rev.,
Commonspirit Hlth., Series A, Rfdg.	5.000	08/01/27	1,725	2,150,213
Commonspirit Hlth., Series A, Rfdg.	5.000	08/01/29	2,070	2,690,545
Commonspirit Hlth., Series A, Rfdg.	5.000	08/01/34	2,500	3,221,675
Commonspirit Hlth., Series B-2 (Mandatory put date 02/01/26)	5.000(cc)	08/01/49	2,465	2,934,262
Vail Vlly. Med. Ctr. Proj.	4.000	01/15/45	1,500	1,632,990
Colorado Springs Co. Util. Sys. Rev., Series C	5.000	11/15/27	1,000	1,266,390
Denver City & Cnty. Arpt. Sys. Rev.,
Series A, Rfdg., AMT	5.000	11/15/27	885	1,109,064
Series A, Rfdg., AMT	5.250	11/15/22	1,050	1,060,804

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado (cont’d.)
Denver City & Cnty. Arpt. Sys. Rev., (cont’d.)
Sub. Sys., Series A, Rfdg., AMT	5.000%	12/01/34	2,300	$2,873,781
Sub. Sys., Series A, Rfdg., AMT	5.000	12/01/35	1,000	1,246,580
Sub. Sys., Series A, Rfdg., AMT	5.250	12/01/43	3,000	3,736,890
E-470 Pub. Hwy. Auth.,
Sr. Rev., Series A, Rfdg.	5.000	09/01/27	1,160	1,449,211
Sr. Rev., Series A, Rfdg.	5.000	09/01/28	1,000	1,279,960
Regl. Trans. Dist. Rev.,
Denver Transit Partners Eagle P3 Proj., Series A, Rfdg.	5.000	07/15/28	400	510,864
Denver Transit Partners Eagle P3 Proj., Series A, Rfdg.	5.000	07/15/29	400	521,444
Regl. Trans. Dist. Sales Tax Rev.,
Green Bond Fastracks Proj., Series B, Rfdg.	5.000	11/01/28	1,425	1,839,704

				29,524,377

Connecticut 3.1%
Connecticut St.,
Forward Delivery Social Bonds, Series D, GO, Rfdg.	5.000	07/15/28	4,500	5,772,420
Series 2021-A, GO	4.000	01/15/28	1,500	1,807,770
Series A, GO	4.000	01/15/33	2,000	2,434,300
Series A, GO	5.000	01/15/32	2,000	2,609,580
Series B, GO, Rfdg.	5.000	05/15/25	2,050	2,403,338
Series C, GO	5.000	06/15/28	1,200	1,536,300
Connecticut St. Dev. Auth. Rev.,
Light & Pwr. Co. Proj., Series A, Rfdg.	4.375	09/01/28	1,000	1,000,000
Connecticut St. Hlth. & Ed. Facs. Auth. Rev.,
Rmkt., Series 2015-A, Rfdg. (Mandatory put date 07/12/24)	0.375(cc)	07/01/35	1,000	1,001,650
Yale Univ., Series A-2, Rfdg. (Mandatory put date 07/01/26)	2.000(cc)	07/01/42	1,935	2,066,929
Connecticut St. Spl. Tax Rev.,
Series A	5.000	05/01/28	2,500	3,187,900
Spl. Tax Oblig. Bonds, Series A	5.000	05/01/27	1,325	1,649,850
Spl. Tax Oblig. Bonds, Series A	5.000	05/01/29	4,000	5,212,600
Trans. Infrast., Series A	5.000	01/01/38	2,000	2,479,140

				33,161,777

Delaware 0.1%
Delaware Trans. Auth. Rev., Rfdg.	5.000	07/01/28	1,150	1,484,731

See Notes to Financial Statements.

PGIM National Muni Fund    17

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia 2.3%
Dist. of Columbia Rev.,
Friendship Pub. Chrt. Sch., Rfdg.	5.000%	06/01/36	1,385	$1,578,637
KIPP Chrt. Sch., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/43	850	939,284
KIPP Chrt. Sch., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/48	725	801,154
KIPP DC Iss., Series A, Rfdg.	5.000	07/01/37	1,250	1,508,550
Metropolitan Washington D.C. Arpt. Auth. Dulles Toll Road Rev.,
Dulles Met. Rail, Series A, Rfdg.	5.000	10/01/44	2,000	2,484,660
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Forward Delivery, Series A, Rfdg., AMT	5.000	10/01/32	1,500	1,966,740
Rfdg., AMT	5.000	10/01/26	3,335	4,058,528
Series A, Rfdg., AMT	5.000	10/01/28	3,000	3,832,740
Series A, Rfdg., AMT	5.000	10/01/31	2,500	2,626,250
Series A, Rfdg., AMT	5.000	10/01/44	1,000	1,126,620
Series C, Rfdg.	5.000	10/01/27	1,000	1,003,850
Washington Metropolitan Area Trans. Auth. Rev.,
Green Bond, Series A	5.000	07/15/28	1,875	2,413,125

				24,340,138

Florida 8.2%
Broward Cnty. Arpt. Sys. Rev.,
Series A, AMT	5.000	10/01/45	3,000	3,437,730
Series A, AMT (Pre-refunded date 10/01/23)(ee)	5.250	10/01/43	1,500	1,655,550
Series B, Rfdg., AMT	5.000	10/01/27	3,000	3,731,940
Central Florida Expressway Auth. Rev.,
Sr. Lien, Rfdg.	4.000	07/01/41	2,000	2,291,280
Sr. Lien, Rfdg., AGM	5.000	07/01/28	3,000	3,850,950
Sr. Lien, Series D	5.000	07/01/29	780	1,023,742
Citizens Ppty. Ins., Inc. Rev.,
Sr. Sec’d., Series A-1	5.000	06/01/22	1,000	1,035,490
Cityplace CDD.,
Spl. Assmt., Rfdg.	5.000	05/01/26	1,000	1,139,260
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Series A (Pre-refunded date 04/01/23)(ee)	5.625	04/01/43	500	543,205
Nova Southeastern Univ. Proj., Series A (Pre-refunded date 04/01/23)(ee)	6.000	04/01/42	1,000	1,092,330
Florida Dev. Fin. Corp. Rev.,
Nova Southeastern Univ. Proj., Series A, Rfdg.	5.000	04/01/26	555	659,795

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Florida Higher Edl. Facs. Finl. Auth. Rev.,
Nova Southeastern Univ. Proj., Rfdg.	5.000%	04/01/25	1,050	$1,213,055
Nova Southeastern Univ. Proj., Rfdg.	5.000	04/01/28	1,250	1,481,975
Gainesville Util. Sys. Rev.,
Series A-2	5.000	10/01/51	3,000	3,873,090
Grtr. Orlando Avtn. Auth. Rev.,
Priority Sub. Series A, AMT	5.000	10/01/42	5,000	6,032,250
Hillsborough Cnty. Avtn. Auth. Rev.,
Tampa Int’l. Arpt., Sub. Series A, Rfdg., AMT	5.000	10/01/25	1,270	1,393,292
Tampa Int’l. Arpt., Series E, AMT	5.000	10/01/48	4,500	5,521,410
JEA Elec. Sys. Rev.,
Sub. Series A, Rfdg.	5.000	10/01/28	9,000	11,595,240
Lee Cnty. Arpt. Rev.,
Series A, Rfdg., AMT	5.000	10/01/28	3,000	3,795,990
Miami Beach Redev. Agcy.,
Tax Incr. Rev. City Ctr., Tax Alloc. Rfdg., AGM	5.000	02/01/44	1,500	1,641,990
Miami Dade Cnty. Wtr. & Swr. Sys. Rev.,
Series B, Rfdg., AGM	5.250	10/01/22	5,145	5,428,181
Sub. Series	5.000	10/01/27	2,150	2,702,851
Wtr. Util. Imps.	5.000	10/01/30	1,530	2,047,033
Orange Cnty. Hlth. Facs. Auth. Rev.,
Orlando Hlth. Oblig. Grp., Series B, Rfdg.	5.000	10/01/26	2,100	2,566,137
Orlando Hlth., Inc., Series B, Rfdg.	5.000	10/01/44	1,000	1,192,440
Orlando Util. Commn. Rev.,
Series B (Mandatory put date 10/01/28)	1.250(cc)	10/01/46	3,475	3,584,358
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded date 12/01/24)(ee)	5.000	12/01/31	500	576,485
Sarasota Cnty. Pub. Hosp. Dist. Rev.,
Sarasota Mem. Hosp.	4.000	07/01/48	2,860	3,256,139
Sarasota Mem. Hosp.	5.000	07/01/28	1,160	1,479,916
South Miami Hlth. Facs. Auth., Inc. Rev.,
Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	1,000	1,226,230
Tampa Hlth. Sys. Rev.,
Baycare Hlth. Sys., Series A, Rfdg.	5.000	11/15/33	3,090	3,195,184
Village CDD No. 6,
Spl. Assess., Rfdg.	4.000	05/01/27	325	378,973
Spl. Assess., Rfdg.	4.000	05/01/28	335	390,007
Spl. Assess., Rfdg.	4.000	05/01/29	345	400,707
Village CDD No. 7,
Spl. Assess., Rfdg.	4.000	05/01/23	1,055	1,115,905

See Notes to Financial Statements.

PGIM National Muni Fund    19

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Village CDD No. 10,
Spl. Assess.	4.500%	05/01/23	320	$324,611
Village CDD No. 13,
Spl. Assess.	3.375	05/01/34	495	528,917
Spl. Assess., 144A	2.625	05/01/30	1,000	1,033,830

				88,437,468

Georgia 2.1%
Atlanta GA Dept. Avtn. Rev.,
Series B, Rfdg., AMT	5.000	07/01/29	830	1,076,983
Series B, Rfdg., AMT	5.000	07/01/30	1,500	1,980,315
Georgia St. Road & Twy. Auth. Rev.,
Grant Anticipation Rev. Vehicle	5.000	06/01/27	2,630	3,294,022
Main Street Natural Gas, Inc. Rev.,
Series C (Mandatory put date 09/01/26)	4.000(cc)	03/01/50	5,000	5,790,150
Series C (Mandatory put date 12/01/28)(hh)	4.000(cc)	05/01/52	1,000	1,197,520
Sub. Series C (Mandatory put date 12/01/23)	4.000(cc)	08/01/48	3,160	3,399,054
Monroe Cnty. Dev. Auth. Rev.,
GA Pwr. Co. Plant Scherer Proj. No. 1	2.250	07/01/25	1,000	1,047,000
Muni. Elec. Auth. of Georgia Rev.,
Combined Cycle Proj., Series A, Rfdg.	4.000	11/01/24	1,050	1,171,663
Proj. One, Sub. Bonds, Series A, Rfdg.	5.000	01/01/26	1,425	1,694,354
Priv. Clgs. & Univs. Auth. Rev.,
Savannah Clg. of Art & Design Proj.	5.000	04/01/44	2,120	2,342,558

				22,993,619

Hawaii 0.8%
Hawaii St. Arpts. Sys. Rev.,
Series A, AMT	5.000	07/01/45	1,000	1,150,270
Series A, AMT	5.000	07/01/48	3,000	3,619,650
Hawaii St. Dept. Budget & Fin. Rev.,
Pac. Hlth. Oblig., Series A, Rfdg.	5.500	07/01/43	2,560	2,810,598
Hawaii St. Hwy. Fd. Rev.,
Hwy. Imps.	5.000	01/01/41	1,000	1,307,260

				8,887,778

Idaho 0.2%
Idaho Hsg. & Fin. Assoc. Rev.,
Grant Anticipation Rev. Vehicle, Series A, Rfdg.	5.000	07/15/29	1,905	2,488,749

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 11.4%
Chicago Brd. of Ed. Rev.,
Series C, GO, Rfdg.	5.000%	12/01/22	1,500	$1,583,490
Spl. Tax	5.000	04/01/46	1,000	1,163,590
Chicago O’Hare Int’l. Arpt. Rev.,
Gen. Arpt. Sr. Lien, Series B, Rfdg., AMT (Pre-refunded date 01/01/22)(ee)	5.000	01/01/32	2,000	2,030,620
Series A, Rfdg., AMT	5.000	01/01/33	1,310	1,497,893
Series B, Rfdg.	5.000	01/01/32	1,500	1,722,435
Sr. Lien, Series D	5.250	01/01/42	2,000	2,427,520
Chicago Trans. Auth. Rev.,
2nd Lien	5.000	12/01/46	3,000	3,549,390
Transit Imps. (Pre-refunded date 12/01/21)(ee)	5.250	12/01/40	1,000	1,012,270
Chicago Wstewtr. Transmn. Rev.,
2nd Lien	5.000	01/01/39	2,000	2,180,760
2nd Lien, Rmkt., Series C, Rfdg.	5.000	01/01/29	355	408,357
2nd Lien, Rmkt., Series C, Rfdg.	5.000	01/01/31	450	516,762
2nd Lien, Rmkt., Series C, Rfdg.	5.000	01/01/39	2,000	2,269,900
2nd Lien, Series A	5.000	01/01/47	1,000	1,188,280
Chicago Wtrwks. Rev.,
2nd Lien, Rfdg.	5.000	11/01/32	1,325	1,392,641
2nd Lien, Rfdg.	5.000	11/01/36	2,390	2,909,467
2nd Lien, Series A-1	5.000	11/01/27	510	615,233
2nd Lien, Series A-1	5.000	11/01/30	1,495	1,799,247
Chicago, IL,
Proj. Series A, GO	5.250	01/01/35	1,950	1,957,410
Proj. Series A, GO, Rfdg.	5.250	01/01/29	1,185	1,310,942
Rmkt., Series 2002B, GO	5.250	01/01/28	1,850	2,122,653
Rmkt., Series 2002B, GO	5.500	01/01/37	600	688,392
Rmkt., Series 2003B, GO, Rfdg.	5.500	01/01/30	1,000	1,153,460
Series A, GO	5.500	01/01/33	960	1,104,758
Series C, GO, Rfdg.	5.000	01/01/23	270	274,082
Series C, GO, Rfdg.	5.000	01/01/24	340	375,125
Series C, GO, Rfdg.	5.000	01/01/26	1,000	1,176,180
Cook Cnty.,
Series A, GO, Rfdg.	5.000	11/15/28	1,050	1,347,623
Illinois Fin. Auth. Rev.,
Northshore Univ. Hlth. Sys., Series A, Rfdg.	5.000	08/15/26	1,500	1,822,170
Northshore Univ. Hlth. Sys., Series A, Rfdg.	5.000	08/15/28	1,110	1,419,524
Northshore Univ. Hlth. Sys., Series A, Rfdg.	5.000	08/15/29	2,000	2,608,780
OSF Healthcare Sys., Series B-2, Rfdg. (Mandatory put date 11/15/26)	5.000(cc)	05/15/50	1,300	1,559,194
Univ. of Chicago, Series A, Rfdg.	5.000	10/01/28	1,955	2,530,259

See Notes to Financial Statements.

PGIM National Muni Fund    21

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois St.,
GO	5.000%	02/01/24	1,195	$1,326,534
GO	5.000	11/01/30	500	590,170
GO	5.000	04/01/31	1,000	1,102,120
GO	5.250	02/01/29	2,000	2,205,620
GO, Rfdg.	5.000	08/01/24	2,000	2,085,800
GO, Rfdg.	5.000	02/01/25	1,315	1,512,013
Series A, GO	5.000	04/01/22	1,730	1,777,696
Series A, GO	5.000	12/01/39	2,500	2,985,475
Series A, GO, Rfdg.	5.000	10/01/28	750	940,560
Series C, GO	5.000	11/01/29	1,000	1,214,560
Series D, GO	5.000	11/01/22	1,950	2,057,094
Series D, GO	5.000	11/01/23	3,730	4,103,336
Series D, GO	5.000	11/01/26	6,150	7,430,307
Series D, GO	5.000	11/01/27	2,210	2,716,466
Illinois St. Toll Hwy. Auth. Rev.,
Series A	5.000	01/01/38	3,125	3,314,500
Series C	5.000	01/01/39	2,000	2,283,340
Sr. Rev. Bonds, Series A, Rfdg.	5.000	01/01/28	5,000	6,299,050
Sr. Rev., Series C, Rfdg.	5.000	01/01/31	3,150	4,124,862
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev.,
McCormick Place Expansion, Series A, CABS, NATL	2.174(t)	12/15/34	10,000	7,502,300
McCormick Place Expansion, Series A, CABS, NATL	2.323(t)	06/15/37	7,500	5,207,775
Railsplitter Tob. Settlement Auth. Rev.,
Tob. Set. Funded	5.000	06/01/27	1,470	1,769,307
Tob. Set. Funded	5.000	06/01/28	1,055	1,268,585
Regl. Trans. Auth. Rev.,
Series A	4.000	06/01/37	3,605	4,043,620
Sales Tax Secur. Corp. Rev.,
2nd Lien, Series A, Rfdg.	5.000	01/01/26	2,250	2,670,705
2nd Lien, Series A, Rfdg.	5.000	01/01/29	1,500	1,922,100
Springfield Elec. Rev.,
Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,000	1,095,410

				123,267,712

Indiana 1.0%
Indiana Fin. Auth. Rev.,
IN Univ. Hlth., Series A, Rfdg.	5.000	12/01/25	2,170	2,588,984
Indianapolis Pwr. & Light. Co. Proj., Series B, Rfdg.,
AMT (Mandatory put date 04/01/26)	0.950(cc)	12/01/38	625	631,231

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Indiana (cont’d.)
Indianapolis Loc. Pub. Impvt. Bank Rev.,
Courthouse & Jail Proj., Series A, Rfdg.	4.000%	02/01/44	4,250	$4,951,590
Whiting, IN Rev.,
BP Products North America, Rfdg., AMT (Mandatory put date 06/05/26)	5.000(cc)	12/01/44	2,025	2,436,885

				10,608,690

Iowa 0.9%
PEFA, Inc. Gas Proj. Rev.,
Series A-1 (Mandatory put date 09/01/26)	5.000(cc)	09/01/49	7,815	9,418,717

Kansas 0.2%
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev.,
Impvt., Series A	5.000	09/01/45	2,170	2,534,256

Kentucky 1.7%
Kentucky Pub. Energy Auth. Rev.,
Gas Sply., Series B (Mandatory put date 01/01/25)	4.000(cc)	01/01/49	3,210	3,557,418
Series A-1 (Mandatory put date 06/01/25)	4.000(cc)	12/01/49	3,370	3,789,161
Series C (Mandatory put date 02/01/28)	4.000(cc)	02/01/50	5,360	6,332,411
Owen Cnty. Wtrwks. Sys. Rev.,
American Wtr. Co., Rfdg. (Mandatory put date 09/01/23)	0.700(cc)	06/01/40	1,000	1,006,510
American Wtr. Co., Series A, Rfdg. (Mandatory put date 10/01/29)	2.450(cc)	06/01/39	1,500	1,647,795
Trimble Cnty. Elec. Pwr. & Lt. Rev.,
Louisville Gas & Elect. Proj., Rmkt., Series A, Rfdg., AMT (Mandatory put date 09/01/27)	1.300(cc)	09/01/44	2,250	2,268,383

				18,601,678

Louisiana 0.6%
Louisiana Pub. Facs. Auth. Rev.,
Franciscan Mis., Rfdg. (Pre-refunded date 07/01/25)(ee)	5.000	07/01/39	10	11,781
Franciscan Mis., Unrefunded, Rfdg.	5.000	07/01/39	1,990	2,307,405
Tulane Univ. of Louisiana, Rfdg.	5.000	04/01/29	1,000	1,298,320

See Notes to Financial Statements.

PGIM National Muni Fund    23

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana (cont’d.)
Louisiana St. Hwy. Impt. Rev.,
Series A (Pre-refunded date 06/15/24)(ee)	5.000%	06/15/34	1,250	$1,416,062
St. Charles Parish Gulf Zone Opp. Zone Rev.,
Valero Energy Corp. (Mandatory put date 06/01/22)	4.000(cc)	12/01/40	1,500	1,540,155

				6,573,723

Maine 0.3%
Maine Hlth. & Higher Edl. Facs. Auth. Rev.,
Maine Hlth., Series A	5.000	07/01/27	1,200	1,490,568
Maine Hlth., Series A	5.000	07/01/28	1,140	1,450,228

				2,940,796

Maryland 0.4%
Maryland St. Trans. Auth. Rev.,
Series A, Rfdg.	5.000	07/01/28	1,280	1,649,408
Washington Suburban Sanitary Commn. Rev.,
Consol. Pub. Impvt., 2nd Series	4.000	06/01/40	2,150	2,457,622

				4,107,030

Massachusetts 0.7%
Massachusetts Bay Trans. Auth. Rev.,
Mass. Sales Tax, Series B, Rfdg., NATL	5.500	07/01/27	1,325	1,698,796
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev.,
Tufts Univ., Series M, Rfdg.	5.500	02/15/28	3,000	3,888,930
Massachusetts St. Port Auth. Rev.,
Series A, AMT (Pre-refunded date 07/01/22)(ee)	5.000	07/01/42	1,000	1,039,890
Series A, Rfdg., AMT	5.000	07/01/27	320	396,256

				7,023,872

Michigan 1.2%
Michigan Fin. Auth. Rev.,
Sr. Series A, Class 1, Rfdg.	5.000	06/01/28	1,500	1,911,135
Sr. Series A, Class 1, Rfdg.	5.000	06/01/29	250	325,035
Sr. Series A, Class 1, Rfdg.	5.000	06/01/30	1,000	1,326,050
Sr. Series A, Class 1, Rfdg.	5.000	06/01/32	2,250	2,967,570
Sr. Series A, Class 1, Rfdg.	5.000	06/01/33	2,750	3,612,207

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan (cont’d.)
Michigan St. Bldg. Auth. Rev.,
Facs. Prog., Series I-A, Rfdg. (Pre-refunded date 10/15/21)(ee)	5.375%	10/15/41	750	$754,748
Wayne Cnty. Arpt. Auth. Rev.,
Det. Met. Arpt., Series D, Rfdg., AMT	5.000	12/01/28	1,500	1,588,665

				12,485,410

Minnesota 0.2%
Rochester Rev.,
Mayo. Clnc.	4.000	11/15/48	2,000	2,277,240

Mississippi 0.0%
Mississippi Bus. Fin. Corp. Rev.,
Poll. Ctrl., Rfdg.	3.200	09/01/28	500	529,050

Missouri 1.2%
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
BJC Hlth. Sys.	5.000	01/01/44	3,500	3,855,915
Series C, Rfdg. (Mandatory put date 05/01/28)	5.000(cc)	05/01/52	4,000	5,106,560
Univ. of Missouri Rev.,
Series B, Rfdg.	5.000	11/01/30	3,025	4,080,029

				13,042,504

Nebraska 0.6%
Central Plns. Energy. Proj. Rev.,
Proj. No. 4 (Mandatory put date 01/01/24)	5.000(cc)	03/01/50	4,445	4,891,278
Douglas Cnty. Hosp. Auth. No. 2 Rev.,
Children’s Hosp. Oblig. Grp. (Mandatory put date 11/15/25)	5.000(cc)	11/15/53	1,270	1,495,997

				6,387,275

New Hampshire 0.1%
New Hampshire Bus. Fin. Auth. Rev.,
Series A	4.000	07/01/51	1,000	1,178,880

New Jersey 7.5%
Camden Cnty. Impvt. Auth. Rev.,
Cooper Hlth. Sys. Oblig. Grp.	5.750	02/15/42	1,500	1,607,475

See Notes to Financial Statements.

PGIM National Muni Fund    25

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
New Jersey Econ. Dev. Auth. Rev.,
American Wtr. Co., Inc., Series A, Rfdg., AMT (Mandatory put date 12/03/29)	2.200%(cc)	10/01/39	1,250	$1,342,025
American Wtr. Co., Inc., Series B, Rfdg., AMT (Mandatory put date 06/01/23)	1.200(cc)	11/01/34	1,000	1,014,620
NJ American Wtr. Co., Inc. Proj., Series D, Rfdg., AMT (Mandatory put date 12/01/27)	1.100(cc)	11/01/29	625	628,587
Sch. Facs. Construction	5.000	06/15/29	1,500	1,934,895
Sch. Facs. Construction, Series NN, Rfdg.	5.000	03/01/27	2,950	3,157,385
Sch. Facs. Construction, Series PP, Rfdg.	5.000	06/15/26	2,100	2,368,275
Series BBB, Rfdg.	5.500	06/15/30	1,500	1,859,175
New Jersey Edl. Facs. Auth. Rev.,
Montclair St. Univ., Series A, Rfdg.	5.000	07/01/44	2,500	2,786,400
New Jersey Healthcare Facs. Fing. Auth. Rev.,
Hackensack Meridian Hlth., Series A, Rfdg.	5.000	07/01/39	1,500	1,841,385
RWJ Barnabas Hlth. Oblig. Grp., Series A, Rfdg.	5.000	07/01/33	1,015	1,223,116
RWJ Barnabas Hlth. Oblig. Grp., Series A, Rfdg.	5.000	07/01/43	1,585	1,896,056
RWJ Univ. Hosp., Series A	5.500	07/01/43	1,000	1,090,050
New Jersey St. Sales Tax Rev.,
Covid-19 GO Emergency Bonds, Series A, GO	5.000	06/01/29	3,790	4,927,947
New Jersey Tpke. Auth. Rev.,
Series A	5.000	01/01/28	1,505	1,703,239
Series A	5.000	01/01/48	2,155	2,686,121
Series A, Rfdg. (Pre-refunded date 07/01/22)(ee)	5.000	01/01/43	1,885	1,961,361
Series A, Rfdg. (Pre-refunded date 07/01/22)(ee)	5.000	01/01/43	1,115	1,160,169
Series B, Rfdg.	5.000	01/01/27	2,165	2,668,904
Series D, Rfdg.	5.000	01/01/28	2,150	2,605,306
Series E, Rfdg.	5.000	01/01/32	2,030	2,554,126
New Jersey Trans. Tr. Fd. Auth. Rev.,
Series AA, Rfdg.(hh)	5.000	06/15/27	1,200	1,420,740
Trans. Prog. Notes, Rmkt., Series BB-1	5.000	06/15/33	1,000	1,253,020
Trans. Sys. Bond, Rfdg.	5.000	12/15/26	500	609,520
Trans. Sys., Series A, Rfdg.	5.000	12/15/28	3,600	4,600,188
Trans. Sys., Series A, Rfdg.	5.000	12/15/36	1,250	1,551,300
Trans. Sys., Series A, Rfdg.	5.500	12/15/23	3,590	4,014,661
Trans. Sys., Series D, Rfdg.	5.000	12/15/24	2,455	2,822,317
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/23	1,240	1,342,064
Series A, Rfdg.	5.000	06/01/25	2,345	2,739,898
Series A, Rfdg.	5.000	06/01/27	1,645	2,048,979
Series A, Rfdg.	5.000	06/01/28	2,320	2,954,172
Series A, Rfdg.	5.000	06/01/29	2,980	3,782,603

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
Tob. Settlement Fing. Corp. Rev., (cont’d.)
Series A, Rfdg.	5.000%	06/01/37	2,000	$2,473,300
Series A, Rfdg.	5.250	06/01/46	5,500	6,697,350

				81,326,729

New Mexico 0.4%
Farmington Rev.,
Pub. Svcs. Co. of San Juan, Series C, Rfdg. (Mandatory put date 06/01/24)	1.150(cc)	06/01/40	3,000	3,048,240
New Mexico Fin. Auth. Rev.,
Sub. Series A	5.000	06/15/28	1,250	1,605,463

				4,653,703

New York 5.7%
Long Island Pwr. Auth. Rev., Notes	1.000	09/01/25	4,100	4,140,016
Metropolitan Trans. Auth. Rev.,
Series D, Rfdg.	5.000	11/15/21	705	711,486
Series D, Rfdg.	5.000	11/15/21	1,395	1,407,834
New York,
Fiscal 2008, Rmkt., Series J-10, GO	5.000	08/01/26	1,000	1,217,700
Fiscal 2015, Rmkt., Sub-Series F-4, GO (Mandatory put date 12/01/25)	5.000(cc)	06/01/44	2,000	2,338,505
New York City Indl. Dev. Agcy. Rev.,
Yankee Stadium Proj. Pilot, Series A, Rfdg., AGM	5.000	03/01/28	750	942,750
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev.,
Series A-1, Rfdg.	5.000	11/01/27	2,000	2,526,620
Sub. Series D-1	5.000	11/01/38	3,000	3,024,150
Sub. Series D-1, Rfdg.	5.000	11/01/28	3,440	4,457,139
New York City Wtr. & Swr. Sys. Rev.,
Sub. Series CC-2	5.000	06/15/28	2,330	2,869,115
Wtr. & Swr. 2nd Gen. Resolution, Series DD, Rfdg.	5.000	06/15/29	2,500	3,287,650
New York Liberty Dev. Corp. Rev.,
4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,770,388
New York St. Dorm. Auth. Rev.,
Mem. Sloan Kettering, Series 1, Rfdg.	5.000	07/01/42	1,000	1,229,050
New York Univ., Series A, Rfdg.	3.000	07/01/41	1,000	1,099,750
New York Univ., Series A, Rfdg.	4.000	07/01/46	600	716,382
Series A, Rfdg.	5.000	03/15/29	3,025	3,943,420
St. Johns Univ., Series A, Rfdg.	4.000	07/01/48	2,625	3,078,889

See Notes to Financial Statements.

PGIM National Muni Fund    27

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)
New York St. Environ. Facs. Corp. Rev.,
Clean Wtr. & Drinking Revolving Fds. Pooled Fing., Series B, ETM(ee)	5.500%	10/15/23	3,750	$4,146,000
New York St. Thruway Auth. Rev.,
Series A-1, Grp. 1, Rfdg.	5.000	03/15/31	2,000	2,715,880
New York Trans. Dev. Corp. Rev.,
JFK Int’l. Arpt. Proj. Terminal 4, Series A, Rfdg., AMT	5.000	12/01/25	800	940,512
Laguardia Arpt., Term. B Redev., Series A, AMT	5.000	07/01/46	1,000	1,115,350
Port Auth. of NY & NJ Rev.,
Series 223, Rfdg., AMT	5.000	07/15/28	1,500	1,907,865
Series 226, Rfdg., AMT	5.000	10/15/27	975	1,217,521
Triborough Bridge & Tunnel Auth. Rev.,
Series A-1, Rfdg.	4.000	05/15/46	2,500	2,962,100
Series A-2, Rfdg. (Mandatory put date 05/15/28)	2.000(cc)	05/15/45	2,000	2,159,840
TSASC, Inc. Rev.,
Series A, Rfdg.	5.000	06/01/41	2,000	2,322,080
Util. Debt Secur. Auth. Rev.,
Series TE, Rfdg.	5.000	12/15/41	2,585	2,845,335

				61,093,327

North Carolina 0.8%
Charlotte Mecklenburg Hosp. Auth. Rev.,
Atrium Hlth. Oblig. Grp., Series C (Mandatory put date 12/01/28)	5.000(cc)	01/15/50	1,000	1,292,190
Charlotte NC Arpt. Spl. Facs. Rev.,
Series B, Rfdg., AMT	4.000	07/01/51	1,200	1,410,984
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. Rev.,
Series A, Rfdg. (Pre-refunded date 01/01/22)(ee)	6.000	01/01/26	650	662,701
North Carolina Med. Care Commn. Rev.,
Caromont Hlth., Series B (Mandatory put date 02/01/26)	5.000(cc)	02/01/51	990	1,187,594
North Carolina St. Rev.,
Grant Anticipation Rev.(hh)	5.000	03/01/28	1,000	1,269,440
North Carolina Tpke. Auth. Rev.,
BANS	5.000	02/01/24	3,000	3,325,110

				9,148,019

North Dakota 0.1%
Cass Cnty. Joint Wtr. Resource Dist.,
Series A, GO	0.480	05/01/24	1,000	1,001,060

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio 4.1%
Akron Bath Copley Joint Township Hosp. Dist. Rev.,
Summa Hlth. Oblig. Grp. Hosp. Facs., Rfdg.	5.000%	11/15/28	460	$579,457
Allen Cnty. Hosp. Facs. Rev.,
Bon Secours Mercy Hlth., Rfdg.	5.000	12/01/30	1,100	1,457,863
Buckeye Tob. Settlement Fing. Auth. Rev.,
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/28	3,485	4,434,941
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/29	405	525,852
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/31	3,930	5,145,038
Sr. Series A-2, Class 1, Rfdg.	5.000	06/01/33	3,135	4,064,089
Franklin Cnty. Hosp. Facs. Rev.,
Hosp. Facs.	4.125	05/15/45	2,000	2,202,800
Nationwide Children’s Hosp. Proj.	4.000	11/01/45	2,000	2,222,000
Nationwide Children’s Hosp. Proj., Rfdg.	4.000	11/01/47	2,400	2,743,152
Ohio Hlth. Corp., Series A	4.000	05/15/47	4,815	5,477,400
Ohio Hlth. Corp., Series A (Pre-refunded date 11/15/21)(ee)	5.000	11/15/41	2,000	2,019,940
Lancaster Port Auth. Rev.,
Series A, Rfdg. (Mandatory put date 02/01/25)	5.000(cc)	08/01/49	1,120	1,286,387
Lucas Cnty. Hosp. Rev.,
Promedica Healthcare, Series A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.500	11/15/37	875	886,384
Ohio Air Quality Dev. Auth. Rev.,
American Elec. Pwr. Co. Proj., Series A (Mandatory put date 10/01/29)	2.400(cc)	12/01/38	500	521,675
American Elec. Pwr. Co. Proj., Series C, Rfdg., AMT (Mandatory put date 10/01/24)	2.100(cc)	12/01/27	1,500	1,569,360
Ohio St. Higher Edl. Facs. Commn. Rev.,
Cleveland Clnc. Hlth. Sys. Oblig., Series A-1, Rfdg. (Pre-refunded date 01/01/23)(ee)	5.000	01/01/42	2,000	2,129,900
Ohio St. Rev.,
Cleveland Clnc. Hlth. Sys., Series A, Rfdg.	4.000	01/01/36	2,500	2,908,075
Cleveland Clnc. Hlth. Sys., Series A, Rfdg.	5.000	01/01/28	2,445	3,079,160
Grant Anticipation Rev. Vehicle, Series 1-A	5.000	12/15/28	800	1,041,112

				44,294,585

Oklahoma 1.4%
Oklahoma Dev. Fin. Auth. Rev.,
Gilcrease Expressway West, AMT	1.625	07/06/23	1,500	1,513,395
St. Johns Hlth. Sys., Rfdg. (Pre-refunded date 02/15/22)(ee)	5.000	02/15/42	1,500	1,533,120
Oklahoma Tpke. Auth. Rev.,
2nd Sr. Series A, Rfdg.	5.000	01/01/28	2,340	2,973,297

See Notes to Financial Statements.

PGIM National Muni Fund    29

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oklahoma (cont’d.)
Oklahoma Tpke. Auth. Rev., (cont’d.)
2nd Sr. Series A, Rfdg.	5.000%	01/01/29	1,000	$1,301,310
Series A	4.000	01/01/48	2,000	2,292,480
Series A	5.000	01/01/42	3,000	3,548,310
Stillwater Util. Auth. Rev.,
Series A	5.000	10/01/39	1,865	2,116,626

				15,278,538

Pennsylvania 5.7%
Allegheny Cnty. Arpt. Auth. Rev.,
Series A, AMT	5.000	01/01/27	2,000	2,440,640
Bucks Cnty. Indl. Dev. Auth. Rev.,
Grand View Hosp. Proj.	5.000	07/01/25	350	394,474
Central Bradford Progress Auth. Rev.,
Guthrie Healthcare Sys., Rfdg. (Pre-refunded date 12/01/21)(ee)	5.375	12/01/41	2,700	2,735,073
Chester Cnty. Indl. Dev. Auth. Rev.,
Sustainability Bonds-Longwood Gardens Inc., Proj.	4.000	12/01/51	1,000	1,182,240
Comnwlth. Fing. Auth. Rev.,
Tob. Mstr. Settlement Payment Bonds	5.000	06/01/25	2,225	2,598,066
Tob. Mstr. Settlement Payment Bonds	5.000	06/01/28	1,280	1,616,896
Tob. Mstr. Settlement Payment Bonds	5.000	06/01/34	1,095	1,358,249
Delaware Vlly. Regl. Fin. Auth. Rev.,
Series A, AMBAC	5.500	08/01/28	2,000	2,615,240
Geisinger Auth. Rev.,
Geisinger Hlth. Sys. Oblig. Grp., Rfdg. (Mandatory put date 02/15/27)	5.000(cc)	04/01/43	1,000	1,213,280
Gen. Auth. of Southcentral Pennsylvania Rev.,
Wellspan Hlth. Oblig. Grp., Series A, Rfdg. (Pre-refunded date 06/01/24)(ee)	5.000	06/01/44	3,000	3,387,510
Luzerne Cnty. Indl. Dev. Auth. Rev.,
Pennsylvania American, Rfdg., AMT (Mandatory put date 12/03/29)	2.450(cc)	12/01/39	1,250	1,367,487
Pennsylvania Higher Edl. Facs. Auth. Rev.,
Trustees Univ. of Pennsylvania, Series A	4.000	08/15/41	3,200	3,701,536
Univ. of Pennsylvania Hlth. Sys.	5.000	08/15/28	1,835	2,362,030
Univ. of Pennsylvania Hlth. Sys.	5.000	08/15/49	2,000	2,488,100
Pennsylvania Tpke. Commn. Rev.,
Series A	5.000	12/01/38	1,000	1,140,870
Series A-1, Rfdg.	5.000	12/01/40	1,500	1,737,225
Series A-2, Rfdg.	5.000	12/01/26	870	1,068,343
Series A-2, Rfdg.	5.000	12/01/28	870	1,096,357

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)
Pennsylvania Tpke. Commn. Rev., (cont’d.)
Series B	5.000%	12/01/45	7,000	$8,208,480
Series B, Rfdg.	5.000	12/01/28	675	873,025
Series B, Rfdg.	5.000	12/01/29	1,350	1,782,594
Sub. Series A-1	5.000	12/01/25	1,100	1,309,704
Sub. Series B, Rfdg.	5.000	06/01/29	1,860	2,240,761
Sub. Series B-1	5.250	06/01/47	2,000	2,441,420
Philadelphia Arpt. Rev.,
Priv. Activ., Rfdg., AMT	5.000	07/01/27	1,125	1,386,247
Philadelphia Auth. for Indl. Dev. Rev.,
Children’s Hosp. Proj., Rfdg.	4.000	07/01/37	1,075	1,252,579
Children’s Hosp. Proj., Series A, Rfdg.	5.000	07/01/28	1,425	1,826,579
Philadelphia Gas Wks. Co. Rev.,
16th Series A, AGM	5.000	08/01/28	625	794,019
16th Series A, AGM	5.000	08/01/29	1,000	1,296,910
Philadelphia, Wtr. & Wstewtr. Rev.,
Series A	5.000	11/01/27	1,180	1,485,160
Univ. of Pittsburgh Comnwlth. Sys. of Higher Ed. Rev., Rfdg.	4.000	04/15/26	2,250	2,606,377

				62,007,471

Puerto Rico 1.0%
Puerto Rico Comnwlth. Aqu. & Swr. Auth. Rev.,
Sr. Lien, Series A	5.750	07/01/37	1,260	1,318,918
Sr. Lien, Series A	6.000	07/01/47	1,050	1,101,271
Puerto Rico Sales Tax Fing. Corp. Rev.,
Restructured, Series A-1	4.500	07/01/34	821	910,785
Series A-1, CABS	1.459(t)	07/01/24	1,466	1,406,788
Series A-1, CABS	1.482(t)	07/01/27	6,342	5,818,531

				10,556,293

Rhode Island 0.8%
Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
Clg. & Univ. Rev.	5.250	08/15/43	3,815	4,761,196
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/22	325	336,980
Series A, Rfdg.	5.000	06/01/24	395	445,220
Series A, Rfdg.	5.000	06/01/40	2,350	2,656,487

				8,199,883

See Notes to Financial Statements.

PGIM National Muni Fund    31

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

South Carolina 1.3%
South Carolina Prt. Auth. Rev., AMT	4.000%	07/01/45	1,000	$1,074,120
South Carolina Pub. Svc. Auth. Rev.,
Santee Cooper, Series A, Rfdg.	5.125	12/01/43	2,000	2,194,220
Santee Cooper, Series A, Rfdg. (Pre-refunded date 12/01/23)(ee)	5.750	12/01/43	3,000	3,374,640
Series A, Rfdg.	5.000	12/01/29	1,300	1,511,497
Series A, Rfdg.	5.000	12/01/31	4,595	6,064,113

				14,218,590

South Dakota 0.1%
Edl. Enhancement Fdg. Corp. Rev.,
Series B, Rfdg.	5.000	06/01/27	1,000	1,081,660

Tennessee 1.1%
Memphis Shelby Cnty. Arpt. Auth. Rev.,
Series A, AMT	5.000	07/01/25	830	972,411
Tennergy Corp. Rev.,
Series A (Mandatory put date 09/01/28)	4.000(cc)	12/01/51	5,100	6,092,052
Tennessee Energy Acq. Corp. Gas Rev.,
Series A	5.250	09/01/26	2,605	3,139,937
Series C	5.000	02/01/22	1,050	1,069,173
The Tennessee Energy Acq. Corp. Commodity Proj., Series A (Mandatory put date 11/01/31)	5.000(cc)	05/01/52	800	1,065,240

				12,338,813

Texas 7.7%
Board of Regents of the Univ. of Texas Sys. Rev.,
Series B, Rfdg.	5.000	08/15/29	2,050	2,708,440
Central Texas Regl. Mobility Auth. Rev.,
BANS, Sub. Series F	5.000	01/01/25	1,250	1,410,462
Series C	5.000	01/01/27	800	947,208
Sr. Lien, Series A	5.000	01/01/40	1,395	1,614,922
Sr. Lien, Series A	5.000	01/01/45	1,000	1,153,670
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	6.000	08/15/43	1,000	1,104,040
Idea Pub. Sch., Rfdg., PSFG	5.000	08/15/39	1,000	1,128,100
Dallas-Fort Worth Int’l. Arpt. Rev.,
Rfdg.	5.000	11/01/27	1,280	1,615,706
Series A, Rfdg.	5.000	11/01/25	1,250	1,489,112
Series A, Rfdg.	5.000	11/01/26	1,030	1,265,303

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Grand Parkway Trans. Corp. Rev., 1st Tier Toll Rev., Series A	5.125%	10/01/43	2,000	$2,166,220
Gulf Coast Wste. Disp. Auth. Rev.,
ExxonMobil Proj., FRDD (Mandatory put date 09/01/21)	0.020(cc)	09/01/25	10,650	10,650,000
ExxonMobil Proj., FRDD (Mandatory put date 09/01/21)	0.020(cc)	12/01/25	5,470	5,470,000
Harris Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev., Mem. Hermann Hlth. Sys., Series C-3, Rfdg. (Mandatory put date 12/01/26)	5.000(cc)	06/01/32	2,310	2,819,979
Texas Children’s Hosp., Series B, Rfdg. (Mandatory put date 10/01/24)	5.000(cc)	10/01/41	1,160	1,326,936
Texas Children’s Hosp., Series B, Rfdg. (Mandatory put date 10/01/31)	5.000(cc)	10/01/51	2,000	2,722,580
Harris Cnty. Metro. Trans. Auth. Tax Rev., Series A, Rfdg. (Pre-refunded date 11/01/21)(ee)	5.000	11/01/36	3,000	3,024,240
Harris Cnty. Toll Road Auth. Rev., 1st Lien, Rfdg.	5.000	08/15/28	1,250	1,613,850
Sr. Lien, Series A, Rfdg.	5.000	08/15/43	3,000	3,689,310
Houston Arpt. Sys. Rev.,
Sub. Lien, Series A, Rfdg., AMT (Pre-refunded date 07/01/22)(ee)	5.000	07/01/32	5,640	5,863,457
Sub. Lien, Series B, Rfdg. (Pre-refunded date 07/01/22)(ee)	5.000	07/01/32	2,000	2,080,600
Sub. Series A, Rfdg., AMT	4.000	07/01/46	1,250	1,460,338
Lower Colorado River Auth. Rev.,
LCRA Transmn. Svcs. Corp. Proj., Rfdg.	5.000	05/15/27	1,750	2,174,917
Lower Neches Vlly. Auth. Indl. Dev. Corp. Rev.,
ExxonMobil Proj., Series A, Rfdg., FRDD (Mandatory put date 09/01/21)	0.010(cc)	11/01/29	865	865,000
ExxonMobil Proj., Series B, Rfdg., FRDD (Mandatory put date 09/01/21)	0.020(cc)	11/01/29	10,235	10,235,000
Matagorda Cnty. Navigation Dist. No. 1 Rev.,
Cent. Pwr. & Lt., Rmkt., Rfdg., AMT (Mandatory put date 09/01/23)	0.900(cc)	05/01/30	1,250	1,251,012
North Texas Twy. Auth. Rev., 1st Tier, Series A, Rfdg.	5.000	01/01/28	785	932,972
2nd Tier, Rfdg.	5.000	01/01/48	1,250	1,524,562
2nd Tier, Series B, Rfdg.	5.000	01/01/27	1,090	1,340,024
2nd Tier, Series B, Rfdg.	5.000	01/01/28	1,295	1,634,588
Series A, Rfdg.	5.000	01/01/26	505	560,111
Series B, Rfdg.	5.000	01/01/45	2,000	2,273,800

See Notes to Financial Statements.

PGIM National Muni Fund    33

Schedule of Investments  (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
North Texas Twy. Auth. Rev., (cont’d.)
Spl. Projs., Series A (Pre-refunded date 09/01/21)(ee)	5.500%	09/01/41	1,000	$1,000,000
Texas Priv. Activ. Surf. Trans. Corp. Rev.,
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	6.750	06/30/43	500	560,425
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	7.000	12/31/38	1,500	1,692,015

				83,368,899

Utah 2.2%
Cnty. of Utah Rev.,
IHC Hlth. Serv., Inc., Series A, Rfdg.	4.000	05/15/41	5,000	5,795,250
IHC Hlth. Serv., Inc., Series B (Mandatory put date 08/01/26)	5.000(cc)	05/15/60	6,610	8,039,743
Salt Lake City Corp. Arpt. Rev.,
Series A, AMT	5.000	07/01/23	2,000	2,175,360
Series A, AMT	5.000	07/01/28	2,070	2,621,841
Series A, AMT	5.000	07/01/51	2,000	2,531,880
Series A, AMT	5.250	07/01/48	2,000	2,439,040

				23,603,114

Virginia 0.8%
Fairfax Cnty. Indl. Dev. Auth. Rev.,
Healthcare, Inova Hlth. Sys.	5.000	05/15/40	2,175	2,247,210
Healthcare, Inova Hlth. Sys., Series A, Rfdg.	4.000	05/15/48	3,000	3,487,770
Norfolk Econ. Dev. Auth. Rev.,
Sentara Healthcare, Series B, Rfdg.	4.000	11/01/48	2,000	2,270,100
Wise Cnty. Indl. Dev. Auth. Rev.,
VA Elec. & Pwr. Co., Rmkt., Series A (Mandatory put date 05/31/24)	1.200(cc)	11/01/40	750	769,185

				8,774,265

Washington 2.1%
King Cnty.,
Series A, GO	5.000	01/01/28	1,000	1,271,720
Port of Seattle Rev.,
Intermediate Lein Priv. Activ., Series C, Rfdg., AMT	5.000	08/01/28	1,500	1,898,115
Intermediate Lein Priv. Activ., Series C, Rfdg., AMT	5.000	08/01/46	2,000	2,546,140
Series A, AMT	5.000	05/01/43	1,500	1,773,750
Series B, Rfdg., AMT	5.000	09/01/26	1,115	1,115,000
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.,
Rfdg. & Impvt., Series A	5.000	12/01/37	1,000	1,097,190

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Washington (cont’d.)
Univ. of Washington Rev.,
Forward Delivery, Series C, Rfdg.	5.000%	04/01/31	1,250	$1,670,225
Forward Delivery, Series C, Rfdg.	5.000	04/01/32	1,410	1,871,465
Forward Delivery, Series C, Rfdg.	5.000	04/01/34	1,000	1,318,760
Forward Delivery, Series C, Rfdg.	5.000	04/01/35	1,750	2,300,147
Washington Healthcare Facs. Auth. Rev.,
Multicare Hlth. Sys., Series B, Rfdg.	5.000	08/15/26	620	728,550
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	2,690	3,017,992
Seattle Children’s Hosp., Series A (Pre-refunded date 10/01/22)(ee)	5.000	10/01/42	2,300	2,420,658

				23,029,712

West Virginia 0.7%
Harrison Cnty. Commn. Rev.,
Monongahela Pwr. Co. Proj., Series A, Rfdg., AMT (Mandatory put date 10/15/21)	3.000(cc)	10/15/37	500	501,430
West Virginia Econ. Dev. Auth. Rev.,
Wheeling Pwr. Co. Mitchell Proj., Rmkt., Series A,
Rfdg., AMT (Mandatory put date 04/01/22)	3.000(cc)	06/01/37	500	506,890
West Virginia Hosp. Fin. Auth. Rev.,
Cabell Huntington Hosp. Oblig., Series B, Rfdg.	5.000	01/01/43	1,000	1,222,540
West Virginia Prkwys. Auth. Rev.,
Sr. Lien	5.000	06/01/47	2,500	3,227,550
Sr. Tpke. Toll	4.000	06/01/47	1,970	2,260,910

				7,719,320

Wisconsin 0.2%
Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance, Rmkt., Series B-1, Rfdg.	4.000	11/15/43	1,500	1,742,415

TOTAL INVESTMENTS 99.8% (cost $1,011,754,140)				1,078,068,033
Other assets in excess of liabilities(z) 0.2%				1,661,911

NET ASSETS 100.0%				$1,079,729,944

See Notes to Financial Statements.

PGIM National Muni Fund    35

Schedule of Investments (continued)

as of August 31, 2021

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

BANS—Bond Anticipation Notes

CABS—Capital Appreciation Bonds

CDD—Community Development District

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PSFG—Permanent School Fund Guarantee

TCRs—Transferrable Custodial Receipts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2021.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
85	20 Year U.S. Treasury Bonds	Dec. 2021	$13,852,344	$36,336

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$574,000	$—

See Notes to Financial Statements.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$17,125,693	$—
Alaska	—	11,388,890	—
Arizona	—	35,188,661	—
California	—	108,632,923	—
Colorado	—	29,524,377	—
Connecticut	—	33,161,777	—
Delaware	—	1,484,731	—
District of Columbia	—	24,340,138	—
Florida	—	88,437,468	—
Georgia	—	22,993,619	—
Hawaii	—	8,887,778	—
Idaho	—	2,488,749	—
Illinois	—	123,267,712	—
Indiana	—	10,608,690	—
Iowa	—	9,418,717	—
Kansas	—	2,534,256	—
Kentucky	—	18,601,678	—
Louisiana	—	6,573,723	—
Maine	—	2,940,796	—
Maryland	—	4,107,030	—
Massachusetts	—	7,023,872	—
Michigan	—	12,485,410	—
Minnesota	—	2,277,240	—
Mississippi	—	529,050	—
Missouri	—	13,042,504	—
Nebraska	—	6,387,275	—
New Hampshire	—	1,178,880	—
New Jersey	—	81,326,729	—
New Mexico	—	4,653,703	—
New York	—	61,093,327	—
North Carolina	—	9,148,019	—
North Dakota	—	1,001,060	—

See Notes to Financial Statements.

PGIM National Muni Fund    37

Schedule of Investments (continued)

as of August 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Ohio	$—	$44,294,585	$—
Oklahoma	—	15,278,538	—
Pennsylvania	—	62,007,471	—
Puerto Rico	—	10,556,293	—
Rhode Island	—	8,199,883	—
South Carolina	—	14,218,590	—
South Dakota	—	1,081,660	—
Tennessee	—	12,338,813	—
Texas.	—	83,368,899	—
Utah	—	23,603,114	—
Virginia	—	8,774,265	—
Washington.	—	23,029,712	—
West Virginia	—	7,719,320	—
Wisconsin	—	1,742,415	—

Total	$—	$1,078,068,033	$—

Other Financial Instruments*
Assets
Futures Contracts	$36,336	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Transportation	23.2%
Healthcare	14.0
General Obligation	9.4
Special Tax/Assessment District	8.6
Pre-pay Gas	7.4
Tobacco Appropriated	7.3
Corporate Backed IDB & PCR	6.6
Education	5.4
Power	5.2

Pre-Refunded	4.8%
Water & Sewer	4.1
Lease Backed Certificate of Participation	3.6
Development	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding

See Notes to Financial Statements.

these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$36,336	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$473,282

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(94,527)

For the year ended August 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$12,270,331

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended August 31, 2021.

See Notes to Financial Statements.

PGIM National Muni Fund    39

Statement of Assets and Liabilities

as of August 31, 2021

Assets

Unaffiliated investments (cost $1,011,754,140)	$1,078,068,033
Cash	3,327,765
Interest receivable	10,278,862
Receivable for Fund shares sold	3,052,858
Deposit with broker for centrally cleared/exchange-traded derivatives	574,000
Due from broker—variation margin futures	42,500
Prepaid expenses	212

Total Assets	1,095,344,230

Liabilities
Payable for investments purchased	13,432,321
Payable for Fund shares purchased	1,526,886
Management fee payable	219,716
Distribution fee payable	159,509
Accrued expenses and other liabilities	137,322
Dividends payable	105,776
Affiliated transfer agent fee payable	29,822
Directors’ fees payable	2,934

Total Liabilities	15,614,286

Net Assets	$1,079,729,944

Net assets were comprised of:
Common stock, at par	$705,139
Paid-in capital in excess of par	1,023,222,434
Total distributable earnings (loss)	55,802,371

Net assets, August 31, 2021	$1,079,729,944

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share, ($ 673,469,937 ÷ 43,970,911 shares of common stock issued and outstanding)	$15.32
Maximum sales charge (3.25% of offering price)	0.51

Maximum offering price to public	$15.83

Class C
Net asset value, offering price and redemption price per share, ($ 19,793,912 ÷ 1,289,619 shares of common stock issued and outstanding)	$15.35

Class Z
Net asset value, offering price and redemption price per share, ($ 167,011,610 ÷ 10,913,638 shares of common stock issued and outstanding)	$15.30

Class R6
Net asset value, offering price and redemption price per share, ($ 219,454,485 ÷ 14,339,775 shares of common stock issued and outstanding)	$15.30

See Notes to Financial Statements.

PGIM National Muni Fund    41

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Interest income	$25,173,523

Expenses
Management fee	2,757,105
Distribution fee(a)	1,821,535
Transfer agent’s fees and expenses (including affiliated expense of $ 158,181)(a)	527,594
Registration fees(a)	128,317
Custodian and accounting fees	89,552
Audit fee	43,776
Shareholders’ reports	32,480
Legal fees and expenses	25,184
Directors’ fees	20,674
Miscellaneous	34,672

Total expenses	5,480,889
Less: Fee waiver and/or expense reimbursement(a)	(346,041)
Custodian fee credit	(434)

Net expenses	5,134,414

Net investment income (loss)	20,039,109

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,321,490
Futures transactions	473,282

1,794,772

Net change in unrealized appreciation (depreciation) on:
Investments	11,408,492
Futures	(94,527)

11,313,965

Net gain (loss) on investment transactions	13,108,737

Net Increase (Decrease) In Net Assets Resulting From Operations	$33,147,846

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	1,606,645	214,890	—	—
Transfer agent’s fees and expenses	385,706	15,906	125,140	842
Registration fees	36,843	17,838	33,271	40,365
Fee waiver and/or expense reimbursement	(158,033)	(5,284)	(102,104)	(80,620)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,039,109	$20,465,361
Net realized gain (loss) on investment transactions	1,794,772	(4,596,103)
Net change in unrealized appreciation (depreciation) on investments	11,313,965	(2,604,074)

Net increase (decrease) in net assets resulting from operations	33,147,846	13,265,184

Dividends and Distributions
Distributions from distributable earnings
Class A	(13,233,417)	(16,002,837)
Class B	—	(105,984)
Class C	(266,160)	(445,054)
Class Z	(2,861,580)	(2,620,810)
Class R6	(3,730,917)	(2,361,365)

	(20,092,074)	(21,536,050)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	346,318,268	229,048,196
Net asset value of shares issued in reinvestment of dividends and distributions	18,559,509	19,162,144
Cost of shares purchased	(123,863,243)	(120,113,813)

Net increase (decrease) in net assets from Fund share transactions	241,014,534	128,096,527

Total increase (decrease)	254,070,306	119,825,661

Net Assets:
Beginning of year	825,659,638	705,833,977

End of year	$1,079,729,944	$825,659,638

See Notes to Financial Statements.

PGIM National Muni Fund    43

Financial Highlights

Class A Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.10	$15.27	$14.59	$15.00	$15.52
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.40	0.47	0.49	0.52
Net realized and unrealized gain (loss) on investment transactions	0.22	(0.15)	0.68	(0.40)	(0.52)
Total from investment operations	0.53	0.25	1.15	0.09	-
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.42)	(0.47)	(0.50)	(0.52)
Net asset value, end of year	$15.32	$15.10	$15.27	$14.59	$15.00
Total Return(b):	3.58%	1.69%	8.08%	0.61%	0.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$673,470	$606,460	$549,601	$517,433	$567,228
Average net assets (000)	$642,658	$569,886	$517,732	$541,097	$576,650
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.61%	0.76%	0.85%	0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.63%	0.76%	0.85%	0.83%	0.84%
Net investment income (loss)	2.05%	2.67%	3.23%	3.35%	3.51%
Portfolio turnover rate(d)(e)	27%	71%	42%	42%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class C Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.13	$15.30	$14.62	$15.03	$15.56
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.28	0.36	0.38	0.41
Net realized and unrealized gain (loss) on investment transactions	0.22	(0.15)	0.67	(0.41)	(0.53)
Total from investment operations	0.41	0.13	1.03	(0.03)	(0.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.30)	(0.35)	(0.38)	(0.41)
Net asset value, end of year	$15.35	$15.13	$15.30	$14.62	$15.03
Total Return(b):	2.71%	0.86%	7.20%	(0.17)%	(0.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,794	$22,918	$22,311	$26,373	$29,522
Average net assets (000)	$21,489	$22,458	$24,307	$27,403	$31,063
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.59%	1.67%	1.61%	1.59%
Expenses before waivers and/or expense reimbursement	1.47%	1.59%	1.67%	1.61%	1.59%
Net investment income (loss)	1.23%	1.84%	2.44%	2.57%	2.76%
Portfolio turnover rate(d)(e)	27%	71%	42%	42%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund    45

Financial Highlights (continued)

Class Z Shares
		Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.08	$15.25	$14.58	$14.98	$15.51
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.44	0.51	0.52	0.56
Net realized and unrealized gain (loss) on investment transactions	0.22	(0.15)	0.67	(0.39)	(0.54)
Total from investment operations	0.57	0.29	1.18	0.13	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.46)	(0.51)	(0.53)	(0.55)
Net asset value, end of year	$15.30	$15.08	$15.25	$14.58	$14.98
Total Return(b):	3.83%	1.95%	8.25%	0.89%	0.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$167,012	$88,266	$79,953	$61,648	$49,457
Average net assets (000)	$126,301	$85,403	$71,675	$56,666	$39,555
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.36%	0.51%	0.63%	0.62%	0.59%
Expenses before waivers and/or expense reimbursement	0.44%	0.55%	0.63%	0.62%	0.59%
Net investment income (loss)	2.26%	2.92%	3.45%	3.57%	3.77%

Portfolio turnover rate(d)(e)	27%	71%	42%	42%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class R6 Shares
				December 4, 2017(a)
	Year Ended August 31,			through August 31,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.08	$15.26	$14.58	$14.82
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.44	0.50	0.39
Net realized and unrealized gain (loss) on investment transactions	0.23	(0.15)	0.69	(0.20)
Total from investment operations	0.58	0.29	1.19	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.47)	(0.51)	(0.43)
Net asset value, end of period	$15.30	$15.08	$15.26	$14.58
Total Return(c):	3.91%	1.94%	8.39%	1.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$219,454	$108,015	$46,168	$3,764
Average net assets (000)	$160,277	$76,818	$21,413	$908
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	0.42%	0.61%	0.61	%(d)
Expenses before waivers and/or expense reimbursement	0.34%	0.46%	0.65%	3.67	%(d)
Net investment income (loss)	2.32%	2.94%	3.34%	3.66	%(d)
Portfolio turnover rate(e)(f)	27%	71%	42%	42%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund    47

Notes to Financial Statements

1.	Organization

Prudential National Muni Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM National Muni Fund (the “Fund”) is the sole series of the Company. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

PGIM National Muni Fund    49

Notes to Financial Statements (continued)

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

PGIM National Muni Fund    51

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.29% of the Fund’s average daily net assets up to and including $5 billion and 0.28% of such average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.29% for the year ended August 31, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.36% of average daily net assets for Class Z shares and 0.29% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended August 31, 2021, PIMS received $511,431 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2021,

PIMS received $20,865 and $3,513 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended August 31, 2021, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)

$63,520,567	$45,325,924	$—

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2021, were $495,374,784 and $252,589,423, respectively.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2021, the tax character of dividends paid by the Fund were $105,870 of ordinary income and $19,986,204 of tax-exempt income. For the year ended August 31, 2020, the tax character of dividends paid by the Fund were $376,915 of ordinary income and $21,159,135 of tax-exempt income.

PGIM National Muni Fund    53

Notes to Financial Statements (continued)

As of August 31, 2021, the accumulated undistributed earnings on a tax basis were $1,642,427 of tax-exempt income (includes timing difference of $105,776 for dividends payable) and $13,905 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,012,023,517	$66,904,081	$(823,229)	$66,080,852

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of accreting market discount for GAAP and tax purposes and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2021 of approximately $11,829,000 which can be carried forward for an unlimited period. The Fund utilized approximately $1,700,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to

January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 1 billion shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	150,000,000
Class B	5,000,000
Class C	25,000,000
Class Z	375,000,000
Class T	75,000,000
Class R6	370,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	6,402	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	63.8%

PGIM National Muni Fund    55

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2021:
Shares sold	7,823,902	$119,179,772
Shares issued in reinvestment of dividends and distributions	773,210	11,768,383
Shares purchased	(4,681,285)	(71,267,068)

Net increase (decrease) in shares outstanding before conversion	3,915,827	59,681,087
Shares issued upon conversion from other share class(es)	262,536	4,025,334
Shares purchased upon conversion into other share class(es)	(379,263)	(5,786,810)

Net increase (decrease) in shares outstanding	3,799,100	$57,919,611

Year ended August 31, 2020:
Shares sold	7,110,679	$106,510,776
Shares issued in reinvestment of dividends and distributions	919,297	13,785,467
Shares purchased	(4,412,167)	(65,544,736)

Net increase (decrease) in shares outstanding before conversion	3,617,809	54,751,507
Shares issued upon conversion from other share class(es)	720,901	10,771,061
Shares purchased upon conversion into other share class(es)	(164,525)	(2,476,133)

Net increase (decrease) in shares outstanding	4,174,185	$63,046,435

Class B
Period ended June 26, 2020*:
Shares sold	6	$194
Shares issued in reinvestment of dividends and distributions	5,901	89,006
Shares purchased	(39,956)	(598,052)

Net increase (decrease) in shares outstanding before conversion	(34,049)	(508,852)
Shares purchased upon conversion into other share class(es)	(475,413)	(7,116,808)

Net increase (decrease) in shares outstanding	(509,462)	$(7,625,660)

Class C
Year ended August 31, 2021:
Shares sold	224,152	$3,420,695
Shares issued in reinvestment of dividends and distributions	17,298	263,614
Shares purchased	(183,896)	(2,810,248)

Net increase (decrease) in shares outstanding before conversion	57,554	874,061
Shares purchased upon conversion into other share class(es)	(282,775)	(4,344,551)

Net increase (decrease) in shares outstanding	(225,221)	$(3,470,490)

Year ended August 31, 2020:
Shares sold	530,078	$7,947,125
Shares issued in reinvestment of dividends and distributions	28,229	424,227
Shares purchased	(257,103)	(3,799,226)

Net increase (decrease) in shares outstanding before conversion	301,204	4,572,126
Shares purchased upon conversion into other share class(es)	(244,586)	(3,670,860)

Net increase (decrease) in shares outstanding	56,618	$901,266

Class Z	Shares	Amount
Year ended August 31, 2021:
Shares sold	6,684,932	$101,930,004
Shares issued in reinvestment of dividends and distributions	184,051	2,801,661
Shares purchased	(1,786,690)	(27,242,801)

Net increase (decrease) in shares outstanding before conversion	5,082,293	77,488,864
Shares issued upon conversion from other share class(es)	326,028	4,971,634
Shares purchased upon conversion into other share class(es)	(346,605)	(5,285,648)

Net increase (decrease) in shares outstanding	5,061,716	$77,174,850

Year ended August 31, 2020:
Shares sold	2,541,290	$38,081,029
Shares issued in reinvestment of dividends and distributions	167,701	2,514,195
Shares purchased	(2,237,911)	(33,073,586)

Net increase (decrease) in shares outstanding before conversion	471,080	7,521,638
Shares issued upon conversion from other share class(es)	161,912	2,437,058
Shares purchased upon conversion into other share class(es)	(22,468)	(337,538)

Net increase (decrease) in shares outstanding	610,524	$9,621,158

Class R6
Year ended August 31, 2021:
Shares sold	7,995,255	$121,787,797
Shares issued in reinvestment of dividends and distributions	244,756	3,725,851
Shares purchased	(1,481,838)	(22,543,126)

Net increase (decrease) in shares outstanding before conversion	6,758,173	102,970,522
Shares issued upon conversion from other share class(es)	421,036	6,420,041

Net increase (decrease) in shares outstanding	7,179,209	$109,390,563

Year ended August 31, 2020:
Shares sold	5,114,350	$76,509,072
Shares issued in reinvestment of dividends and distributions	156,986	2,349,249
Shares purchased	(1,163,440)	(17,098,213)

Net increase (decrease) in shares outstanding before conversion	4,107,896	61,760,108
Shares issued upon conversion from other share class(es)	26,429	393,220

Net increase (decrease) in shares outstanding	4,134,325	$62,153,328

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM National Muni Fund    57

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Insured Municipal Bonds Risk: The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.

PGIM National Muni Fund    59

Notes to Financial Statements (continued)

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBORs”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the

PGIM National Muni Fund    61

Notes to Financial Statements (continued)

world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM National Muni Fund    63

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential National Muni Fund, Inc. and Shareholders of PGIM National Muni Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM National Muni Fund (the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

64

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM National Muni Fund	65

Tax Information (unaudited)

During the fiscal year ended August 31, 2021, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.31	$0.19	$0.35	$0.36

In January 2022, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2021.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

66

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM National Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM National Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM National Muni Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM National Muni Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM National Muni Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its

[1]	PGIM National Muni Fund is the sole series of Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM

Visit our website at pgim.com/investments

Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five-and ten-year periods, though it underperformed over the one- and three year periods.

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•

The Board noted that, effective April 1, 2020, PGIM Investments contractually reduced its management fee schedule. The current contractual fee schedule is as follows: 0.29% up to $5 billion; 0.28% over $5 billion.

•

The Board noted that, effective April 1, 2020, PGIM Fixed Income contractually reduced its subadvisory fee schedule. The current contractual fee schedule is as follows: 0.145% up to $5 billion; 0.14% over $5 billion.

•	The Board noted PGIM Investment’s assertion that the Fund has strong returns over the long term as demonstrated by its performance over the five- and ten-year periods.

•

The Board noted that PGIM Investments has contractually agreed, through December 31, 2021, to limit (exclusive of certain fees and expenses) total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.36% of average daily net assets for Class Z shares, and 0.29% of average daily net assets for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM National Muni Fund

∎	MAIL	∎	TELEPHONE	∎	WEBSITE
	655 Broad Street Newark, NJ 07102		(800) 225-1852		pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM National Muni Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM NATIONAL MUNI FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PRNMX	PNMCX	DNMZX	PNMQX

CUSIP	74441U105	74441U303	74441U402	74441U600

MF104E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended August 31, 2021, PwC billed the Registrant $39,150 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended August 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended August 31, 2020, KPMG billed the Registrant $39,550 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended August 31, 2021, fees of $4,981 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended August 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(d) All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2021 and August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 19, 2021